Exhibit 10.1

THIRD LOAN MODIFICATION AGREEMENT (DOMESTIC)

     This Third Loan Modification Agreement (Domestic) (this “Loan Modification Agreement”) is entered into as of June 29, 2011 (the “Third Loan Modification (Domestic) Effective Date”), by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 380 Interlocken Crescent, Suite 600, Broomfield, Colorado 80021(“Bank”), STEREOTAXIS, INC., a Delaware corporation (“Stereotaxis”), and STEREOTAXIS INTERNATIONAL, INC., a Delaware limited liability company, each with offices located at 4320 Forest Park Avenue, Suite 100, St. Louis, Missouri 63108 (“International”, and together with Stereotaxis, individually and collectively, jointly and severally, “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 11, 2009, evidenced by, among other documents, a certain Loan and Security Agreement dated as of March 11, 2009, as amended by a certain First Loan Modification Agreement (Domestic), dated as of December 15, 2009 and as further amended by a certain Second Loan Modification Agreement (Domestic), dated as of December 17, 2010 (as may be amended from time to time, the “Loan Agreement”) and a certain Export-Import Bank Loan and Security Agreement, dated as of March 11, 2009, as amended by a certain Export-Import First Loan Modification Agreement, dated as of December 15, 2009 (as may be amended from time to time, the “EXIM Bank Loan and Security Agreement”), in each case between Borrower and Bank. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the EXIM Bank Loan and Security Agreement (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.	DESCRIPTION OF CHANGE IN TERMS.

	A.	Modifications to Loan Agreement.

		1	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.9(b) thereof:

“(b) Liquidity Ratio. Borrower shall maintain (i) at all times during the months of January, February, April, May, July, August, October and November of each fiscal year, a Liquidity Ratio of not less than 1.50:1.00; and (ii) at all times during the months of March, June, September and December of each fiscal year, a Liquidity Ratio of not less than 1.25:1.00.”

and inserting in lieu thereof the following:

“(b) Liquidity Ratio. Borrower shall maintain (i) at all times during the months of January, February, April, May, July, August, October and November of each fiscal year, a Liquidity Ratio of not less than 1.50:1.00; and (ii) at all times during the months of March, June, September and December of each fiscal year, a Liquidity Ratio of not less than 1.25:1.00, it being understood that Short Term Advances shall be excluded from the foregoing calculation.”

2	The Loan Agreement shall be amended by inserting the following definitions to Section 13.1 thereof, each in its appropriate alphabetical order:

“Short Term Advances” are Advances made within five (5) days prior to March 31, June 30, September 30 and December 31 of each fiscal year that are (i) deposited directly into and maintained in the Designated Deposit Account and (ii) repaid in full by Borrower no later than five (5) days after the beginning of the immediately succeeding fiscal quarter of Borrower.

“Third Loan Modification Agreement” is that certain Third Loan Modification Agreement (Domestic), by and between Borrower and Bank, dated as of the Third Loan Modification (Domestic) Effective Date.

“Third Loan Modification (Domestic) Effective Date” is defined in the preamble to the Third Loan Modification Agreement (Domestic).”

3	The Compliance Certificate attached as Exhibit B to the Loan Agreement is hereby deleted and replaced with Exhibit A attached hereto.

4. FEES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. ADDITIONAL COVENANTS; RATIFICATION OF PERFECTION CERTIFICATE. Borrower is not a party to, nor is bound by, any license or other agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with the Bank’s right to sell any Collateral. Borrower shall provide written notice to Bank within ten (10) days of entering or becoming bound by any such license or agreement (other than over-the-counter software that is commercially available to the public). Borrower shall take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (x) all such licenses or contract rights to be deemed “Collateral” and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement (such consent or authorization may include a licensor’s agreement to a contingent assignment of the license to Bank if Bank determines that is necessary in its good faith judgment), whether now existing or entered into in the future, and (y) Bank to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Bank’s rights and remedies under the Loan Agreement and the other Loan Documents. Except as otherwise disclosed in that certain Perfection Certificate dated March 5, 2009, the Borrower hereby certifies that no Collateral is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate, dated as of March 5, 2009, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate remain true and correct in all material respects as of the date hereof.

6. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. RIGHT OF SET-OFF. In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Silicon Valley Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

12. CONFIDENTIALITY. Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

13. JURISDICTION/VENUE/TRIAL WAIVER. Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of Illinois in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK’S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS LOAN MODIFICATION AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS LOAN MODIFICATION AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

14. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument under the laws of the State of Illinois as of the Third Loan Modification (Domestic) Effective Date.

BORROWER: STEREOTAXIS, INC.

By:	/s/ Daniel J. Johnston____________________
Name:	Daniel J. Johnston______________________
Title:	CFO________________________________

STEREOTAXIS INTERNATIONAL, INC.

By:	/s/ Daniel J. Johnston____________________
Name:	Daniel J. Johnston______________________
Title:	CFO________________________________

BANK:

SILICON VALLEY BANK

By:	/s/ Adam Glick_________________________
Name:	Adam Glick____________________________
Title:	Relationship Manager____________________

Third Loan Modification (Domestic) Effective Date: June 29, 2011

[Signature Page to Third Loan Modification Agreement (Domestic)]

Exhibit A to Third Loan Modification Agreement (Domestic)

EXHIBIT B

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK

Date:

FROM: STEREOTAXIS, INC. and STEREOTAXIS INTERNATIONAL, INC.

The undersigned authorized officer of Stereotaxis, Inc., a Delaware corporation and Stereotaxis International, Inc. (collectively, jointly and severally, the “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending
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with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with	Monthly within 30 days	Yes	No
Compliance Certificate

Annual financial statement (CPA Audited) + CC	FYE within120 days	Yes	No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes	No

A/R & A/P Agings, Deferred Revenue and Inventory	Monthly within 30 days	Yes	No
Reports

Transaction Reports	Weekly, within 5 days*	Yes	No

Projections	Annually within 30 days prior to FYE	Yes	No

* Monthly during a Streamline Period, within 5 days after the end of each month
The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies

Maintain as indicated:

Minimum Tangible Net Worth** (tested quarterly)	$ _______	$ _______	Yes	No

Liquidity Ratio (at all times)	***		Yes	No

**	See Section 6.9(a) and Exhibit A of the Loan Agreement

***	See Section 6.9(b) of the Loan Agreement

     The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

     The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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STEREOTAXIS, INC.	BANK USE ONLY
STEREOTAXIS INTERNATIONAL, INC.
Received by:

By:	AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:

AUTHORIZED SIGNER
Date:

	Compliance Status:	Yes No

Schedule 1 to Compliance Certificate Financial Covenants of Borrower

Dated:

I. Tangible Net Worth (Section 6.9(a))

Required: Commencing on December 31, 2010 and as of the last day of each quarterly period thereafter, Borrower shall maintain a minimum Tangible Net Worth of no less than $5,870,710; provided, that such minimum Tangible Net Worth requirement shall, effective as of June 30, 2011, provided no Event of Default has occurred and is continuing, be reduced by Five Million Dollars ($5,000,000); provided further, that in the event that Guaranteed Advances are no longer available under the Guaranteed Line, the foregoing covenant levels shall be adjusted by Bank, in its good faith business judgment. Such Tangible Net Worth requirements set forth above shall be increased by fifty percent (50%) of the net proceeds from issuances of equity securities of the Borrower and/or Subordinated Debt issued after the Second Loan Modification (Domestic) Effective Date.

Actual:
A.	Consolidated total assets of Borrower and its Subsidiaries	$
B.	Subordinated Debt	$
C.	Outstanding Guaranteed Advances	$
D.	Adjusted Assets [line A plus line B plus line C]	$
E.	Amounts attributable to Goodwill	$
F.	Intangible items including unamortized debt discount and expense, patents, trade and service	$
marks and names, copyrights and capitalized research and development expenses (except prepaid expenses)
G.	Notes, accounts receivable and other obligations owing to Borrower from its officers or other	$
Affiliates
H.	Reserves not already deducted from assets	$
I.	Intangible assets [line E plus line F plus line G plus line H]	$
J.	Total Liabilities	$
K.	Up to $4,500,000 mark-to-market expense incurred in accordance with GAAP as a result of	$
mark-to-market adjustments of the value of Warrants of the Borrower
L.	TANGIBLE NET WORTH [line D minus line I minus line J plus line K]	$

Is line L equal to or greater than (less than) $ _____ ?

No, not in compliance

Yes, in compliance

II. Liquidity Ratio (Section 6.9(b))

Required: Maintain (i) at all times during the months of January, February, April, May, July, August, October and November of each fiscal year, a Liquidity Ratio of not less than 1.50:1.00; and (ii) at all times during the months of March, June, September and December of each fiscal year, a Liquidity Ratio of not less than 1.25:1.00, it being understood that Short Term Advances shall be excluded from the foregoing calculation.

Actual:
A.	Borrower’s unrestricted cash at Bank	$
B.	Borrower’s net billed accounts receivable	$
C.	the unused available amount under the Guaranteed Line	$
D.	LIQUIDITY [line A plus line B plus line C]	$
E.	Total outstanding Obligations of Borrower owed to Bank (excluding Short Term Advances)	$
F.	LIQUIDITY RATIO [line D divided by line E]	$

Is line F equal to or greater than [ ________ ]:1.00?

No, not in compliance

Yes, in compliance

1350031.2